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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 31, 1996



                   ContiMortgage Home Equity Loan Trust 1996-3
          (filed on its behalf by ContiSecurities Asset Funding Corp.)
             (Exact name of registrant as specified in its charter)


            New York                     33-99340          Application Pending
            --------                     --------          -------------------
(State or Other Jurisdiction)          (Commission           (I.R.S. Employer
         of Incorporation)             File Number)        Identification No.)


c/o Manufacturers and Traders Trust Company
          One M & T Plaza
          Buffalo, New York                                        14240
  ------------------------------                              --------------
       (Address of Principal                                     (Zip Code)
        Executive Offices)


         Registrant's telephone number, including area code (716) 842-4217


                                    No Change
       --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Total number of sequentially  numbered pages __________
Exhibit index located on sequentially numbered page __________


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

              99.1 Computational Materials provided by CS First Boston in connection with sales efforts related to the Registrant's securities.






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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CONTISECURITIES ASSET FUNDING CORP.,
                                               as Depositor


                                      By:      /s/ James E. Moore
                                          --------------------------------------
                                               Name: James E. Moore
                                               Title:  President

                                      By:     /s/ Jerome M. Perelson
                                          --------------------------------------
                                               Name:  Jerome M. Perelson
                                               Title:  Vice President



Dated:  July 31, 1996



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                                  EXHIBIT INDEX
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Exhibit No.       Description                                                         Page No.

99.1              Computational Materials provided by CS First Boston in
                  connection with sales efforts related to the Registrant's
                  securities.                                                           _____

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